UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2016, the stockholders of Basic Energy Services, Inc. (the “Company”) approved Amendment No. 1 to Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Incentive Plan Amendment”) to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares from 11,350,000 shares to 12,350,000 shares.

A summary of the key terms of the Incentive Plan Amendment is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (as defined under Item 5.07 below) filed on April 7, 2016. A copy of the Incentive Plan Amendment is being filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Incentive Plan Amendment is qualified in its entirety by the full text of such exhibit.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 19, 2016 in Fort Worth, Texas (the “Annual Meeting”):

(1)	to elect three Class II directors to serve until the annual meeting of stockholders in 2019;

(2)	to approve the Incentive Plan Amendment;

(3)	to approve, on a non-binding advisory basis, the named executive officer compensation as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting; and

(4)	to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2016.

A total of 35,485,737 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 83% of the outstanding shares of the Company’s common stock as of March 24, 2016, the record date for the Annual Meeting.

Proposal 1: Director nominees were elected at the Annual Meeting based on the following vote tabulation:

Votes “For”    Votes “Withheld”    Broker Non-Votes
William E. Chiles    13,649,799    7,467,843    14,368,095
Robert F. Fulton    20,564,380     553,262    14,368,095
Antonio O. Garza, Jr.    14,388,998    6,728,644    14,368,095

Proposal 2: The vote to approve the Incentive Plan Amendment as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting was approved as follows:

Votes “For”    Votes “Against”    Abstentions         Broker Non-Votes
13,903,002    7,188,854    25,786    14,368,095

Proposal 3: The vote to approve, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting was approved, with the vote count as follows:

Votes “For”    Votes “Against”    Abstentions         Broker Non-Votes
13,656,549    7,301,678    159,415    14,368,095

Proposal 4: The ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2016 was approved as follows:

Votes “For”    Votes “Against”    Abstentions         Broker Non-Votes
35,230,573    241,748    13,416    —

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amendment No. 1 to Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 23, 2016                    By: /s/ Alan Krenek
Name:    Alan Krenek
Title:    Senior Vice President, Chief Financial         Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.